UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive.
Suite C
El Cajon, CA	92020
(Address of principal executive offices)	(Zip code)

CT Corporation System
155 Federal St., Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.

Item 1. Reports to Stockholders.

WIRELESS FUND

Annual Report
March 31, 2017

Letter To Shareholders, May 2017

For the twelve month period ended March 31, 2017, the Wireless Fund (the “Fund”) posted a total return of 16.42% . For comparative purposes, the Standard & Poor’s 500® Index was up 17.17% and the NASDAQ Composite Index gained 22.88%, for the same period.

Some of the larger holdings that added to the Fund’s performance during the fiscal year ended March 31, 2017 included Apple Inc. (Nasdaq: AAPL), Facebook, Inc. (Nasdaq: FB), Microsoft Corporation (Nasdaq: MSFT). Apple Inc. was the Fund’s second largest holding as of March 31, 2017 at 10.63% of the Fund’s net assets. During the Fund’s fiscal year ended March 31, 2017, Apple Inc. returned in excess of 33%. Microsoft Corporation and Facebook, Inc. also contributed very positively by returning in excess of 21% and 24%, respectively, during the same period. The best performing holding during the fiscal year ended March 31, 2017 was T-Mobile US, Inc. (Nasdaq: TMUS). It was up in excess of 68%. Alphabet Inc. (Nasdaq: GOOGL and GOOG) was the largest holding in the Fund at 11.09% of net assets. Alphabet was up in excess of 11% during the fiscal year ended March 31, 2017.

Some of the specific holdings that detracted from the Fund’s performance during the fiscal year ended March 31, 2017, included Vodafone Group PLC (NYSE: VOD) and Verizon Communications Inc. (NYSE: VZ). Vodafone gave back approximately 13% and Verizon was down more than 5%.

The Services - Computer Programming, Data Processing, Etc. sector represented the largest percentage of the Fund’s net assets at 23.23% . Alphabet Inc. (Class A and Class C shares) represented the largest holding in this sector. Through its subsidiaries, it provides online advertising services. The company offers performance and brand advertising services. It operates through Google and Other Bets segments. Google segment includes principal Internet products, such as Search, Ads, Commerce, Maps, YouTube, Apps, Cloud, Android, Chrome, and Google Play, as well as technical infrastructure and newer efforts, such as Virtual Reality. This segment also sells hardware products comprising Chromecast, Chromebooks, and Nexus. The Other Bets segment includes businesses, such as Access/Google Fiber, Calico, Nest, Verily, GV, Google Capital, X, and other initiatives. Android is a mobile operating system designed primarily for touchscreen mobile devices such as smartphones and tablets. Android has the largest installed base of all operating systems of any kind.

2017 Annual Report 1

The Telephone Communications (No Radio Telephone) sector represented the second largest percentage of the Fund’s net assets at 15.24% . America Movil SAB de CV (NYSE: AMX) was the Fund’s top holding in this sector at 4.53% of net assets. America Movil provides telecommunications services in Mexico and internationally. The company offers wireless and fixed voice services, including airtime, local, domestic, and international long-distance services; and network interconnection services. It also provides data services, such as internet access, messaging, and other wireless entertainment and corporate services; data transmission, email services, instant messaging, content streaming, and interactive applications; and data center, data administration, and hosting services to residential and corporate clients, as well as residential broadband services. America Movil was founded in 2000 and is based in Mexico City, Mexico.

The Semiconductors and Related Devices sector represented the third largest percentage of the Fund’s net assets at 14.20% . Skyworks Solutions Inc. (Nasdaq: SWKS) was the Fund’s top holding in this sector at 5.31% of net assets. Skyworks Solutions, Inc., together with its subsidiaries, designs, develops, manufactures, and markets proprietary semiconductor products with an emphasis on mobile technology. The company provides its products for automotive, broadband, cellular infrastructure, connected home, industrial, medical, military, smartphone, tablet, and wearable applications. Skyworks Solutions, Inc. sells its products through direct sales force, electronic component distributors, and independent sales representatives. The company was founded in 1962 and is headquartered in Woburn, Massachusetts.

We are looking forward to the next wireless revolution. As always, we appreciate your confidence in our abilities and thank you for your investment in the Wireless Fund.

Jeffrey R. Provence

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling toll free 1-800-590-0898. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus on our website www.wireless-fund.com or by calling toll free 1-800-590-0898. An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. The Fund’s principal underwriter is Rafferty Capital Markets, LLC.

2017 Annual Report 2

Average annual total returns for the periods ended 3/31/17 (Unaudited)

3/31/17 NAV $9.29

	1 Year*	3 Year*	5 Year*	10 Year*
Wireless Fund	16.42%	11.68%	11.05%	5.84%
NASDAQ**	22.88%	13.43%	15.28%	10.52%
Standard & Poor’s 500® Index***	17.17%	10.37%	13.30%	7.51%

Total Annual Fund Operating Expense Ratio (from 07/29/16 Prospectus): 1.96%

The Total Annual Operating Expense Ratio reported above will not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

*1 Year, 3 Year, 5 Year and 10 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The NASDAQ Composite (NASDAQ) is a capitalization-weighted index of all common stocks listed on NASDAQ and is an unmanaged group of stocks whose composition is different from the Fund.

***The Standard & Poor’s 500® Index (S&P 500) is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-590-0898. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2017 Annual Report 3

Wireless Fund Sector Distribution (Unaudited)
(As a Percentage of Net Assets)

Industry Sector	Percentage of Net Assets
1. Services - Computer Programming, Data Processing, Etc.	23.23%
2. Telephone Communications (No Radio Telephone)	15.24%
3. Semiconductors and Related Devices	14.20%
4. Electronic Computers	10.63%
5. Real Estate Investment Trusts	8.17%
6. Radio Telephone Communications	7.66%
7. Services - Prepackaged Software	6.96%
8. Computer Communications Equipment	4.47%
9. Radio & TV Broadcasting & Communications Equipment	4.02%
10. Cash and Cash Equivalents Less Liabilities In Excess of Other Assets	2.41%
11. Communications Services	2.07%
12. Retail - Catalog & Mail-Order Houses	0.94%

PROXY VOTING GUIDELINES
(Unaudited)

Value Trend Capital Management, LP, the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.wireless-fund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-590-0898). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2017 Annual Report 4

Availability of Quarterly Schedule of Investments
(Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Disclosure of Expenses
(Unaudited)

Shareholders of this Fund incur ongoing costs, consisting of management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. Additionally, IRA accounts will be charged an $8.00 annual maintenance fee. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or IRA maintenance fees described above and expenses of the underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	October 1, 2016
	October 1, 2016	March 31, 2017	to March 31, 2017

Actual	$1,000	$1,095.52	$10.19

Hypothetical	$1,000	$1,015.21	$9.80
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

2017 Annual Report 5

SCHEDULE OF INVESTMENTS - WIRELESS FUND

MARCH 31, 2017

Shares		Fair Value	% of Net Assets
COMMON STOCKS
Communications Services
650	SBA Communications Corp. - Class A *	$78,241	2.07%
Computer Communications Equipment
5,000	Cisco Systems, Inc.	169,000	4.47%
Electronic Computers
2,800	Apple Inc.	402,248	10.63%
Radio Telephone Communications
2,900	T-Mobile US, Inc. *	187,311
3,872	Vodafone Group PLC **	102,337
		289,648	7.66%
Radio & TV Broadcasting & Communications Equipment
2,650	QUALCOMM Inc.	151,951	4.02%
Retail - Catalog & Mail-Order Houses
40	Amazon.com, Inc. *	35,462	0.94%
Semiconductors and Related Devices
690	Broadcom Limited (Singapore)	151,082
2,050	Skyworks Solutions Inc.	200,859
2,300	Texas Instruments Inc.	185,288
		537,229	14.20%
Services - Computer Programming, Data Processing, Etc.
250	Alphabet Inc. Class A *	211,950
250	Alphabet Inc. Class C *	207,390
770	Baidu, Inc. * **	132,840
2,300	Facebook, Inc. - Class A *	326,715
		878,895	23.23%
Services - Prepackaged Software
4,000	Microsoft Corporation	263,440	6.96%
Telephone Communications (No Radio Telephone)
12,100	América Móvil, S.A.B. de C.V. **	171,457
3,000	AT&T Inc.	124,650
4,300	PT Telekomunikasi Indonesia Tbk **	134,031
3,000	Verizon Communications Inc.	146,250
		576,388	15.24%
Total for Common Stocks (Cost $1,835,134)		3,382,502	89.42%
Real Estate Investment Trusts
1,300	American Tower Corp.	158,002
1,600	Crown Castle International Corp.	151,120
	(Cost - $288,248)	309,122	8.17%
Money Market Funds
99,494	First American Treasury Obligations Fund Cl Y Rate 0.25% ***	99,494	2.63%
	(Cost - $99,494)
	Total Investments
	(Cost - $2,222,876)	3,791,118	100.22%
	Liabilities in Excess of Other Assets	(8,505)	-0.22%
	Net Assets	$3,782,613	100.00%

* Non-Income producing securities.
** ADR - American Depositary Receipt.
*** The Yield Rate shown represents the 7-day yield at
March 31, 2017.

The accompanying notes are an integral part of the financial statements.

2017 Annual Report 6

WIRELESS FUND

Statement of Assets and Liabilities
March 31, 2017

Assets:
Investment Securities at Fair Value	$3,791,118
(Cost - $2,222,876)
Cash	704
Total Assets	3,791,822
Liabilities:
Payables:
Shareholder Redemptions	2,989
Management Fees	6,220
Total Liabilities	9,209

Net Assets	$3,782,613
Net Assets Consist of:
Paid In Capital	$2,364,602
Accumulated Net Investment Income (Loss)	(4,731)
Accumulated Realized Gain (Loss) on Investments - Net	(145,500)
Unrealized Appreciation (Depreciation) in Value
of Investments Based on Identified Cost - Net	1,568,242
Net Assets, for 407,132 Shares Outstanding	$3,782,613
(Unlimited number of shares authorized without par value)
Net Asset Value and Offering Price
Per Share ($3,782,613/407,132 shares)	$9.29
Minimum Redemption Price Per Share * ($9.29x0.98)	$9.10

Statement of Operations
For the fiscal year ended March 31, 2017
Investment Income:
Dividends (Net of foreign withholding tax and ADR fees of $1,135)	$64,803
Interest	46
Total Investment Income	64,849
Expenses:
Management Fees	69,762
Total Expenses	69,762

Net Investment Income (Loss)	(4,913)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	535,970
Change In Unrealized Appreciation (Depreciation) on Investments	15,659
Net Realized and Unrealized Gain (Loss) on Investments	551,629

Net Increase (Decrease) in Net Assets from Operations	$546,716

* Reflects a 2% redemption fee if shares are redeemed within 90 days of purchase. The accompanying notes are an integral part of the financial statements.

2017 Annual Report 7

WIRELESS FUND

Statements of Changes in Net Assets
	4/1/2016	4/1/2015
	to	to
	3/31/2017	3/31/2016
From Operations:
Net Investment Income (Loss)	$(4,913)	$(9,370)
Net Realized Gain (Loss) on Investments	535,970	30,594
Change In Net Unrealized Appreciation (Depreciation)	15,659	(46,881)
Increase (Decrease) in Net Assets from Operations	546,716	(25,657)
From Distributions to Shareholders:
Net Investment Income	-	-
Net Realized Gain from Security Transactions	-	-
Change in Net Assets from Distributions	-	-
From Capital Share Transactions:
Proceeds From Sale of Shares	228,550	604,888
Proceeds From Redemption Fees (Note 2)	434	1,544
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(672,117)	(670,091)
Net Increase (Decrease) from Shareholder Activity	(443,133)	(63,659)

Net Increase (Decrease) in Net Assets	103,583	(89,316)

Net Assets at Beginning of Period	3,679,030	3,768,346
Net Assets at End of Period (Including Accumulated Net Investment	$3,782,613	$3,679,030
Income (Loss) of ($4,731) and ($1,864), respectively)

Share Transactions:
Issued	27,283	75,831
Reinvested	-	-
Redeemed	(81,334)	(84,817)
Net Increase (Decrease) in Shares	(54,051)	(8,986)
Shares Outstanding, Beginning of Period	461,183	470,169
Shares Outstanding, End of Period	407,132	461,183

Financial Highlights
Selected data for a share outstanding	4/1/2016		4/1/2015		4/1/2014	4/1/2013		4/1/2012
throughout the period:	to		to		to	to		to
	3/31/2017		3/31/2016		3/31/2015	3/31/2014		3/31/2013
Net Asset Value -
Beginning of Period	$7.98		$8.01		$6.87	$5.86		$5.68
Net Investment Income (Loss) (a)	(0.01)		(0.02)		(0.04)	0.24		0.01
Net Gains or Losses on Investments
(realized and unrealized) (b)	1.32		(0.01)		1.39	0.78		0.18
Total from Investment Operations	1.31		(0.03)		1.35	1.02		0.19
Proceeds from Redemption Fees	-	*	-	*	0.01	-	*	-	*
Distributions (From Net Investment Income)	-		-		(0.22)	(0.01)		(0.01)
Distributions (From Realized Capital Gains)	-		-		-	-		-
Total Distributions	-		-		(0.22)	(0.01)		(0.01)
Net Asset Value -
End of Period	$9.29		$7.98		$8.01	$6.87		$5.86
Total Return (c)	16.42%		(0.37)%		20.10%	17.42%		3.27%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$3,783		$3,679		$3,768	$3,014		$3,142

Ratio of Expenses to Average Net Assets	1.95%		1.95%		1.95%	1.95%		1.95%
Ratio of Net Investment Income (Loss) to
Average Net Assets	-0.14%		-0.25%		-0.49%	3.71%		0.15%
Portfolio Turnover Rate	15.57%		4.40%		21.22%	28.75%		16.05%

* Amounts were less than +/- $0.005 per share.
(a) Per Share amounts calculated using Average Shares Outstanding method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total Returns in the above table represent the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return calculation does not reflect redemption fee.
The accompanying notes are an integral part of the financial statements.

2017 Annual Report 8

NOTES TO FINANCIAL STATEMENTS - WIRELESS FUND
March 31, 2017

1.) ORGANIZATION
Wireless Fund (the “Fund”) is a non-diversified series of the PFS Funds (the “Trust”), an open-ended management investment company. Prior to March 5, 2010 the Trust was named Wireless Fund. The Trust was organized in Massachusetts as a business trust on January 13, 2000 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund, under normal market conditions, invests at least 80% of its assets in the securities of companies engaged in the development, production, or distribution of wireless related products or services. As of March 31, 2017, there were eight series operating in the Trust. The Fund’s primary investment objective is to seek long-term growth of capital. Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the fiscal year ended March 31, 2017, proceeds from redemption fees were $434.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the fiscal year ended March 31, 2017, $2,045 of net investment loss was reclassified to paid in capital.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended March 31, 2017, the Fund did not incur any interest or penalties.

2017 Annual Report 9

Notes to Financial Statements - continued

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices in active markets included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks, including ADRs and real estate investment trusts). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect

2017 Annual Report 10

Notes to Financial Statements - continued

the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Shares of money market funds are valued at net asset value and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2017:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks, including ADRs	$ 3,382,502	$0	$0	$ 3,382,502
Real Estate Investment Trusts	309,122	0	0	309,122
Money Market Funds	99,494	0	0	99,494
Total	$ 3,791,118	$0	$0	$ 3,791,118

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any level 3 assets during the fiscal year ended March 31, 2017. There were no transfers into or out of the levels during the fiscal year ended March 31, 2017. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in any derivative instruments during the fiscal year ended March 31, 2017.

4.) INVESTMENT ADVISORY AGREEMENT
Value Trend Capital Management, LP (the “Adviser”), manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. The Adviser also pays the salaries and fees of all officers and trustees of the Trust who are also officers, partners, or employees of the Adviser. The Adviser pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (a) interest and (b) dividend expenses on securities sold short), brokerage commissions and extraordinary expenses and any indirect expenses, such as expenses incurred by other investment companies in which the Fund invests. For its services, the Adviser receives a fee of 1.95% per year of the average daily net assets of the Fund. As a result of the above calculation, for the fiscal year ended March 31, 2017, the Adviser received management fees totaling $69,762. At March 31, 2017, the Fund owed $6,220 to the Adviser.

5.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence, of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. Also, control persons of Value Trend Capital Management, LP serve as a trustee and officers of the Trust. These individuals receive benefits from the Adviser resulting from management fees paid to the Adviser of the Fund.

2017 Annual Report 11

Notes to Financial Statements - continued

For the fiscal year ended March 31, 2017, the Trustees who are not interested persons of the Fund received Trustees’ fees of $1,500 each, for a total of $4,500, plus travel expenses from the Adviser of the Fund. Under the Management Agreement, the Adviser pays these fees.

6.) CAPITAL STOCK
The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at March 31, 2017 was $2,364,602 representing 407,132 shares outstanding.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2017, National Financial Services located at 200 Liberty Street, New York, New York, held for the benefit of its customers, in the aggregate, 26.19% of Fund shares. The Trust does not know whether the foregoing entity or any of the underlying beneficial holders owned or controlled 25% or more of the voting securities of the Fund. Accordingly, it is not known whether National Financial Services or any of the underlying accounts could be deemed to control the Fund.

8.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended March 31, 2017, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $532,497 and $937,086, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

9.) TAX MATTERS
For federal income tax purposes, the cost of investments owned at March 31, 2017 was $2,226,504. At March 31, 2017, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$1,614,398	($49,784)	$1,564,614

The tax character of distributions was as follows:

Distributions paid from:
	Year ended	Year ended
	March 31, 2017	March 31, 2016
Ordinary Income:	$ 0	$ 0
Long-term Capital Gain:	0	0
	$ 0	$ 0

As of March 31, 2017 the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Deferred Late Year Ordinary Losses	$ (4,731)
Accumulated Net Realized Losses	(141,872)
Unrealized Appreciation – Net	1,564,614
$ 1,418,011

As of March 31, 2017, the primary difference between book basis and tax basis was the tax deferral of wash sales.

10.) LOSS CARRYFORWARDS
At March 31, 2017, the Fund had available for federal tax purposes an unused capital loss carryforward of $141,872, all of which expires in 2018. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders. Capital loss carryforwards in the amount of $460,468 were utilized in the fiscal year ended March 31, 2017.

11.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

2017 Annual Report 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Wireless Fund
and Board of Trustees of PFS Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Wireless Fund (the "Fund"), a series of PFS Funds, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wireless Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 26, 2017

2017 Annual Report 13

ADDITIONAL INFORMATION - WIRELESS FUND
March 31, 2017
(UNAUDITED)

APPROVAL OF THE CONTINUATION OF THE MANAGEMENT AGREEMENT
On March 9, 2017 the Board of Trustees (the “Board” or “Trustees”) for the Wireless Fund met to consider the renewal of the Management Agreement (the “Management Agreement”). In approving the Management Agreement, the Board considered and evaluated the following factors: (i) the nature, extent and quality of the services provided by Value Trend to the Wireless Fund; (ii) the investment performance of the Wireless Fund; (iii) the cost of the services to be provided and the profits to be realized by Value Trend and its affiliates from the relationship with the Wireless Fund; (iv) the extent to which economies of scale will be realized as the Wireless Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) Value Trend’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Management Agreement, including: (i) information regarding the services and support provided to the Wireless Fund and its shareholders by Value Trend; (ii) assessments of the investment performance of the Wireless Fund by Value Trend; (iii) commentary on the reasons for the performance; (iv) presentations addressing Value Trend’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Wireless Fund and Value Trend; (vi) disclosure information contained in the registration statement of the Wireless Fund and the Form ADV of Value Trend; (vii) information on relevant developments in the mutual fund industry and how the Wireless Fund and/or Value Trend are responding to them; and (viii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Management Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Value Trend, including financial information, a description of personnel and the services provided to the Wireless Fund, information on investment advice, performance, summaries of Wireless Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Wireless Fund; and (iii) benefits to be realized by Value Trend from its relationship with the Wireless Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Management Agreement and each Trustee may have afforded different weight to the various factors.

1. Nature, Extent and Quality of the Services Provided by Value Trend

In considering the nature, extent, and quality of the services provided by Value Trend, the Trustees reviewed the responsibilities of Value Trend under the Management Agreement. The Trustees reviewed the services being provided by Value Trend to the Wireless Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its process for formulating investment recommendations and assuring compliance with the Wireless Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Wireless Fund among the service providers and the Independent Trustees; its efforts to promote the Wireless Fund and grow its assets; and its provision of a Chief Compliance Officer to the Wireless Fund. The Trustees noted Value Trend’s continuity of, and commitment to retain, qualified personnel and its commitment to maintain its resources and systems; the commitment of Value Trend to finding alternatives and options that allow the Wireless Fund to maintain its goals; and Value Trend’s continued cooperation with the Independent Trustees and Counsel for the Wireless Fund. The Trustees evaluated Value Trend’s personnel, including the education and experience of its personnel. After reviewing the foregoing information and further information in the materials provided by Value Trend (including Value Trend’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Value Trend were satisfactory and adequate for the Wireless Fund.

2017 Annual Report 14

Additional Information (Unaudited) - continued

2. Investment Performance of the Wireless Fund and Value Trend

In considering the investment performance of the Wireless Fund, the Trustees compared the short and long-term performance of the Wireless Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data and category averages. It was noted that the Wireless Fund was recently placed in the Morningstar Technology category, whereas it has been in the Communications category. It was noted also that, for the Trustees’ evaluation purposes, information for both of these categories was being provided (collectively, the “Category”), as well as for aggregated data for each individual Category (i.e., summary data for the Communications and Technology categories). The Trustees noted that Value Trend did not manage any other clients with objectives and strategies similar to the Wireless Fund. As to the performance of the Wireless Fund, the Report included information regarding the performance of the Wireless Fund compared to a group of funds of similar size, style and objective, categorized by Morningstar (the “Peer Group”) within the Category, as well for the Category as a whole. Although not the determining factor in the Trustees’ considerations, this information assisted the Trustees in concluding to approve the Management Agreement by a measure of how the Wireless Fund compares to other similar products. The performance data from the Category are for periods ending December 31, 2016 and January 31, 2017 and for the Peer Group for the period ending December 31, 2016. The Trustees noted that for each of the periods, the Wireless Fund outperformed the Peer Group averages. The Trustees also noted that the Wireless Fund trailed the Communications and Technology categories for the one-year periods ending December 31, 2016 and January 31, 2017; however, they noted that for longer periods ending on each of those dates, the Wireless Fund generally outperformed the Communications category, but underperformed the Technology category. The Trustees also noted that the Wireless Fund underperformed the S&P 500 Index and the NASDAQ Composite for the periods ending December 31, 2016 and January 31, 2017. After discussing the investment performance of the Wireless Fund further, as well as reflecting on Value Trend’s experience managing and providing services to the Wireless Fund, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Wireless Fund was satisfactory.

3. Costs of the Services to be provided and profits to be realized by Value Trend

In considering the costs of the services to be provided and profits to be realized by Value Trend from the relationship with the Wireless Fund, the Trustees considered: (1) Value Trend’s financial condition and the level of commitment to the Wireless Fund by Value Trend; (2) the asset level of the Wireless Fund; (3) the overall expenses of the Wireless Fund; and (4) the nature and frequency of advisory fee payments. Trustees reviewed information provided by Value Trend regarding its profits associated with managing the Wireless Fund. The Trustees noted that Value Trend was not profitable and has been running at a loss largely due to the asset size of the Wireless Fund. The Trustees also considered potential benefits for Value Trend in managing the Wireless Fund. The Trustees then compared the fees and expenses of the Wireless Fund (including the management fee) to other comparable mutual funds in the Peer Group. Although not the determining factor in the Trustees’ considerations, this information assisted the Trustees in concluding to approve the Management Agreement by a measure of how the Wireless Fund compares to other similar products. The Trustees reviewed the fees under the Management Agreement compared to other mutual funds with similar investment objectives and asset levels and noted that the expense ratio of 1.95% was above the Category average of net expenses. The Trustees noted that the Category average had a larger asset base than the Wireless Fund. The Trustees recognized the expense ratio was near the top end of the range of the Category and that the management fee was the highest of the Category; however, they also recognized that Value Trend is responsible under the Management Agreement for paying for most of the operating expenses of the Wireless Fund's expenses from the management fee. Based on the foregoing, the Board concluded that the fees to be paid to Value Trend by the Wireless Fund and the profits to be realized by Value Trend, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Value Trend.

4. Economies of Scale

The Trustees next considered the impact of economies of scale on the Wireless Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Wireless Fund’s investors. The Trustees considered that while the management fee remained the same

2017 Annual Report 15

Additional Information (Unaudited) - continued

at all asset levels, the Wireless Fund’s shareholders had experienced benefits from the fact that Value Trend was obligated to pay certain of the Wireless Fund’s operating expenses which had the effect of limiting the overall fees paid by the Wireless Fund. In light of its ongoing consideration of the Wireless Fund’s asset levels, expectations for growth in the Wireless Fund, and fee levels, the Board determined that the Wireless Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Value Trend.

5. Value Trend’s Practices Regarding Possible Conflicts of Interest and Benefits to Value Trend

In considering Value Trend’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Wireless Fund; the basis of decisions to buy or sell securities for the Wireless Fund; and the substance and administration of Value Trend’s code of ethics. The Trustees also considered disclosure in the registration statement of the Wireless Fund related to Value Trend’s potential conflicts of interest. The Trustees noted that although an affiliate of Value Trend provides administrative services to the Wireless Fund, as well as the other series portfolios of the Trust, and that the principals of Value Trend derived benefits from that relationship with the Trust – the Trustees concluded that the principals of Value Trend had demonstrated a history of openness and complete disclosure regarding this relationship. Based on the foregoing, the Board determined that Value Trend’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Next, the Independent Trustees met in executive session to discuss the continuation of the Management Agreement. The officers of the Trust and certain other attendees were excused during this discussion. After further review, discussion, and determination that the best interests of the Wireless Fund’s shareholders were served by the renewal of the Management Agreement.

2017 Annual Report 16

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2017 Annual Report 17

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-590-0898. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	N/A
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital
Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	8	Blue Chip
Year of Birth:1969	Secretary,	Since 2000	(2001 to current). General Partner		Investor Funds
	Treasurer		and Portfolio Manager for Value
	and Chief		Trend Capital Management, LP
	Compliance		(1995 to current).
Officer

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.
(2) Jeffrey R. Provence is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940 by
virtue of his position with the Trust.

Independent Trustees

Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	8	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Co-owner of Stebleton & Brown	8	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	(1994 to Current). Estate planning		Investor Funds
and business attorney (1970 to cur-
rent).

George Cossolias, CPA,	Independent	Indefinite Term;	Partner of CWDL, CPAs (February 1,	8	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	2014 to current). Owner of George		Investor Funds
Cossolias & Company, CPAs (1972
to January 31, 2014). President of
Lubrication Specialists, Inc. (1996 to
current)

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2017 Annual Report 18

Investment Adviser
Value Trend Capital Management, LP
1939 Friendship Drive, Suite C
El Cajon, CA 92020

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Dr., Suite 400
Broadview Heights, OH 44147

Distributor
Rafferty Capital Markets, LLC
1010 Franklin Avenue - 3rd Floor
Garden City, NY 11530

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

This report is provided for the general information of the shareholders of the Wireless
Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 3/31/17	FYE 3/31/16
Audit Fees	$13,100	$13,100
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$600

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 3/31/17	FYE 3/31/16
Registrant	$2,500	$3,100
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 6/5/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 6/5/17

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 6/5/17